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                                                                       EXHIBIT 3


                                PLEDGE AGREEMENT


         AGREEMENT dated as of November 13, 2000 between UNOVA, Inc. (with its successors, the "BORROWER") and Morgan Guaranty Trust Company of New York, as Collateral Agent (the "COLLATERAL AGENT").



                              W I T N E S S E T H :

         WHEREAS, the Borrower, certain Banks (the "BANKS") and Morgan Guaranty Trust Company of New York, as agent for such Banks (the "ADMINISTRATIVE AGENT"), are parties to a Credit Agreement dated September 24, 1997 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, in order to induce said Banks and the Administrative Agent to enter into the Amendment No. 6 and Waiver to the Credit Agreement, the Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure (i) its obligations under the Credit Agreement and the Notes issued pursuant thereto and (ii) certain other obligations;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "ADDITIONAL SECURED OBLIGATIONS" means obligations of the Borrower or a Subsidiary in respect of (i) letters of credit, bank guarantees and foreign exchange contracts in an aggregate principal or maximum amount not to exceed $75,000,000 at any time and (ii) multi-currency loans in an aggregate principal amount not to exceed $25,000,000 at any time, in each case designated by the Borrower in accordance with Section 17.

         "COLLATERAL" has the meaning assigned to such term in Section 3(a).




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         "DOMESTIC SUBSIDIARY" means any Subsidiary organized under the laws of the United States or a political subdivision thereof, except KCH Funding LLC, a Delaware limited liability company.

         "INDENTURE" means the Indenture dated as of March 11, 1998 between the Borrower and The First National Bank of Chicago, as Trustee.

         "ISSUER" means each issuer of Pledged Securities.

         "LIQUIDATED SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not an Unliquidated Secured Obligation at such time.

         "LIQUID INVESTMENT" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

         "PERMITTED INVESTMENTS" means investments in:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (b) commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of at least $500,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

         "PLEDGED INSTRUMENTS" means (i) the Subsidiary Notes and (ii) any instrument required to be pledged to the Collateral Agent pursuant to Section 3(a)(ii).




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         "PLEDGED SECURITIES" means the Pledged Instruments and the Pledged
Stock.

         "PLEDGED STOCK" means (i) the Subsidiary Shares and (ii) any other capital stock required to be pledged to the Collateral Agent pursuant to Section 3(a)(ii).

         "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "RELEASE CONDITIONS" means the following conditions for terminating all the Security Interests:

                  (i) all Commitments under the Credit Agreement shall have expired or been terminated;

                  (ii) all Liquidated Secured Obligations shall have been paid in full; and

                  (iii) no Unliquidated Secured Obligation shall remain outstanding or such Unliquidated Secured Obligation shall be cash collateralized to an extent and in a manner reasonably satisfactory to each affected Secured Party.

         "RESTRICTED AMOUNT" means the maximum amount of the Secured Obligations secured by the Restricted Collateral, which principal amount (i) shall initially be $107,000,000 and (ii) shall be reduced by the amount of any proceeds of Restricted Collateral applied to the Secured Obligations pursuant to Section 13.

         "RESTRICTED COLLATERAL" means all Pledged Securities issued by a Restricted Subsidiary, and all other Debt of a Restricted Subsidiary owed directly to the Borrower, and all of the rights and privileges of the Borrower with respect thereto, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing.

         "RESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture.

         "SECURED OBLIGATIONS" means (i) all principal of all Loans outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and all other amounts now or hereafter payable by the Borrower pursuant to the Loan Documents, (ii) all obligations (if any) designated by the Borrower as Additional Secured Obligations pursuant to
Section 17 and (iii) any renewal, extension, refunding or refinancing of any of the foregoing.




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         "SECURED PARTIES" means the holders from time to time of the Secured
Obligations.

         "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "SUBSIDIARY NOTES" means the notes and other debt instruments of Domestic Subsidiaries owed directly to the Borrower identified in Schedule I hereto.

         "SUBSIDIARY SHARES" means the shares of capital stock of Domestic Subsidiaries owned directly by the Borrower identified in Schedule II hereto.

         "UNLIQUIDATED SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature or unliquidated at such time, including any Secured Obligation that is:

                  (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

                  (ii) any other obligation (including any guarantee) that is contingent in nature at such time; provided that contingent obligations under general indemnification provisions (such as Sections 8.03, 8.04 and 9.03 of the Credit Agreement) or the like as to which no claim is pending or reasonably foreseeable shall not be treated as Unliquidated Secured Obligations for purposes of the administration of this Agreement;

                 (iii) an obligation in respect of foreign exchange contracts that have not matured or otherwise been terminated at such time; or

                  (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

         SECTION 2. Representations and Warranties. The Borrower represents and warrants as follows:

         (a) Issuers. The Issuers represent all Domestic Subsidiaries which are issuers of (i) capital stock held directly by the Borrower or (ii) notes or other instruments evidencing Debt owed directly to the Borrower.




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         (b) Title to Pledged Securities. The Borrower owns all of the Pledged
Securities, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of each Issuer owned directly by the Borrower. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and the Indenture, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

         (c) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Instruments and certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 4 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

         (d) UCC Filing Locations. The chief executive office of the Borrower is located at 21900 Burbank Boulevard, Woodland Hills, California 91367-7418. Under the Uniform Commercial Code as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         SECTION 3. The Security Interests. (a) In order to secure the full and punctual payment of the Secured Obligations, subject to paragraph (b) below, in accordance with the terms thereof, and to secure the performance of all the obligations of the Borrower hereunder:

                 (i) The Borrower hereby assigns and pledges to and with the Collateral Agent for the benefit of the Secured Parties and grants to the Collateral Agent for the benefit of the Secured Parties security interests in the Pledged Securities and any other Debt of a Domestic Subsidiary owed directly to the Borrower, and all of its rights and privileges with respect to the Pledged Securities and such Debt, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, the Borrower is delivering the Subsidiary Notes and certificates representing the Subsidiary Shares in pledge hereunder.




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                 (ii) In the event that any Person at any time hereafter becomes a Domestic Subsidiary, the Borrower will immediately pledge and deposit with the Collateral Agent certificates representing all shares of capital stock of any class of such Domestic Subsidiary directly owned by the Borrower and any note or other instrument evidencing Debt of such Domestic Subsidiary owed directly to the Borrower, as additional security for the Secured Obligations. In the event that any Issuer at any time issues any additional or substitute shares of capital stock of any class or any substitute note to the Borrower, or owes any other
         Debt directly to the Borrower evidenced by an instrument, the Borrower will immediately pledge and deposit with the Collateral Agent certificates representing all such shares and such note or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

               (iii) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

         (b) The Security Interests granted hereunder in the Restricted Collateral secure the Secured Obligations only to the extent of the Restricted Amount.

         SECTION 4. Delivery of Pledged Securities. All Pledged Instruments shall be delivered to the Collateral Agent by the Borrower pursuant hereto indorsed to the order of the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by the Borrower pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent.

         SECTION 5. Further Assurances. (a) The Borrower agrees that it will, at its expense and in such manner and form as the Administrative Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights




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hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Collateral Agent to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

          (b) The Borrower agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Collateral Agent not less than 30 days' prior notice thereof.

         SECTION 6. Record Ownership of Pledged Stock. During the continuance of an Event of Default, the Collateral Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Collateral Agent or its nominee. The Borrower will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to Pledged Stock registered in the name of the Borrower and the Collateral Agent will promptly give to the Borrower copies of any material notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee.

         SECTION 7. Right to Receive Distributions on Collateral. During the continuance of an Event of Default, the Collateral Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by the Borrower during the continuance of an Event of Default shall be received in trust for the benefit of the Collateral Agent and the Secured Parties and, if the Collateral Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of the Borrower and shall, forthwith upon demand by the Collateral Agent during the continuance of an Event of Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default have been cured, the Collateral Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Collateral Agent shall pay over to the Borrower any such Collateral retained by it during the continuance of an Event of Default.

         SECTION 8. Right to Vote Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing, the Borrower will have the right, from time




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to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Collateral Agent will, upon receiving a written request from the Borrower, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock that is registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent.

          (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to the extent permitted by law to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Stock, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and the Borrower will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

         SECTION 9. Authority to Administer Collateral. The Borrower irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Collateral Agent, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of the
Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                  (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent will give the Borrower at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. The Collateral Agent and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.




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         SECTION 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (B) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent reasonably deems necessary or advisable in order to comply with said Act or any other law. The Borrower will execute and deliver such documents and take such other action as the Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale.




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At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 11. Expenses. The Borrower will forthwith upon demand pay to the Collateral Agent:

                  (a) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon;

                  (b) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Credit Agreement or this Agreement, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Security Interest, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Credit Agreement or this Agreement;

                  (c) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

                  (d) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Credit Agreement or this Agreement, except to the extent that such loss, liability or expense arises




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         from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 12 and 14).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

         SECTION 12. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Administrative Agent (including any voting instruction pursuant to Section 8), except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

         SECTION 13. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities (subject to Section 3(b)):

                  (i) first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Credit Agreement or this Agreement, and any other amounts then due and payable to the Collateral Agent pursuant to Section 11 or to the Administrative Agent pursuant to the Credit Agreement;

                 (ii) second, to pay ratably all interest (including Post-Petition Interest) and all facility and other fees included in the Secured Obligations, until payment in full of all such interest and fees shall have been made;

                (iii) third, to pay the unpaid principal of the Secured Obligations ratably until payment in full of the principal of all Secured Obligations shall have been made;




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                 (iv) fourth, to pay all other Secured Obligations ratably, until payment in full of all such other Secured Obligations shall have been made; and

                  (v) finally, to pay to the Borrower, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof; provided that in no event will the Collateral Agent apply proceeds from the Restricted Collateral to the amounts described in clauses (i) through (iv) above in excess of the Restricted Amount.

          (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 13(b), be payable pursuant to Section 13(a) in respect of an Unliquidated Secured Obligation, the Collateral Agent shall not apply any monies to pay such Unliquidated Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Unliquidated Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Unliquidated Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Unliquidated Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Unliquidated Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 13(b) rather than Section 13(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Unliquidated Secured Obligation becomes a Liquidated Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Liquidated Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 13(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Liquidated Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section




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13(a). If (i) the holder of such Unliquidated Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of an Unliquidated Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 13(b) in respect of such Unliquidated Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Liquidated Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 13(a).

          (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it from any Secured Party (or any trustee, agent or similar representative designated pursuant to Section 17 to supply such information) as to its Secured Obligations for purposes of determining the amounts of the Secured Obligations and whether a Secured Obligation is an Unliquidated Secured Obligation or not. All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

         SECTION 14. Concerning the Collateral Agent. The provisions of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

                  (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its reasonable discretion.

                  (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

         SECTION 15. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another Secured Party or trust company or one or more other persons,




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either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

         SECTION 16. Termination of Security Interests; Release of Collateral .
(a) The Security Interests granted by the Borrower shall terminate when all the Release Conditions are satisfied; provided that the Security Interests in the Restricted Collateral shall terminate when the Restricted Amount has been reduced to zero.

          (b) The Security Interests granted by the Borrower with respect to any Collateral shall terminate upon the sale of such Collateral to a Person other than the Borrower or one of its Subsidiaries in a transaction not prohibited by the Credit Agreement. Such termination shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale of assets is permitted under the Credit Agreement.

          (c) At any time before the Security Interests granted by the Borrower terminate, the Collateral Agent may, at the written request of the Borrower, release any Collateral with the prior written consent of the Required Banks.

          (d) Upon any termination of a Security Interest or release of Collateral, the Collateral Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such Security Interest or the release of such Collateral, as the case may be.

         SECTION 17. Additional Secured Obligations. On or after the date hereof, the Borrower may designate Additional Secured Obligations for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer identifying the obligation so designated, certifying that such obligation is permitted under the Credit Agreement, stating that such obligation is designated as an Additional Secured Obligation for purposes hereof and specifying the name and address of the holder of such obligation or of a trustee, agent or similar representative designated to supply information with respect to such Additional Secured Obligation to the Collateral Agent as contemplated by Section 13(b).

         SECTION 18. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

         SECTION 19. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Credit Agreement and this Agreement are cumulative and are not exclusive of any other rights or remedies provided by law.

         SECTION 20. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Borrower and its respective successors and assigns.

         SECTION 21. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing enter into by the parties hereto, with the consent of the Required Banks. No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Bank) hereunder more adversely than it affects the comparable rights of the Banks hereunder, without the consent of such Secured Party.

         SECTION 22. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

         SECTION 23. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24. Foreign Currency Translations. The Collateral Agent shall determine, using such methods and rates as the Collateral Agent deems appropriate from time to time, the United States dollar equivalent of the amount of any




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


Additional Secured Obligation denominated in a different currency. For purposes of applying the limitations on amounts set forth in the definition of Additional Secured Obligations, such determination shall be made at the time such Additional Secured Obligation is designated as such by the Borrower, and subsequent changes in currency translation shall not affect the status of such Additional Secured Obligation hereunder (but shall be taken into account in the administration of this Agreement).




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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         UNOVA, INC.


                                         By: /s/ Elmer C. Hull, Jr.
                                             -----------------------------------
                                             Title: Vice President and Treasurer


                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK, as Collateral
                                         Agent


                                         By: /s/ Joseph F. Murphy
                                             -----------------------------------
                                             Title: Vice President




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